MONTHLY SERVICER'S CERTIFICATE
                                                  CARMAX AUTO SUPERSTORES, INC.

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                                                    CARMAX AUTO OWNER TRUST
                                                        SERIES 2003-2
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 Collection Period                                                                                                 11/01/03-11/30/03
 Determination Date                                                                                                        12/9/2003
 Distribution Date                                                                                                        12/15/2003


 Pool Balance
 ------------

    1 .  Pool Balance on the close of the last day of the preceding
         Collection Period                                                                                    $       594,277,265.69

    2 .  Collections allocable to Principal                                                                   $        16,346,540.18

    3 .  Purchase Amount allocable to Principal                                                               $                 0.00

    4 .  Defaulted Receivables                                                                                $             7,970.34

                                                                                                                 -------------------
    5 .  Pool Balance on the close of the last day of the Collection Period                                   $       577,922,755.17
         (Ln1 - Ln2 - Ln3 - Ln4)

    6 .  Initial Pool Balance                                                                                 $       600,000,001.02

                                                                                      Beginning                          End
    7 .  Note Balances                                                                of Period                       of Period
                                                                          ----------------------------------------------------------

         a. Class A-1 Note Balance                                        $              123,106,243.76      $        104,408,528.01
         b. Class A-2 Note Balance                                        $              147,000,000.00      $        147,000,000.00
         c. Class A-3 Note Balance                                        $              129,000,000.00      $        129,000,000.00
         d. Class A-4 Note Balance                                        $              129,000,000.00      $        129,000,000.00
         e. Class B Note Balance                                          $               18,000,000.00      $         18,000,000.00
         f. Class C Note Balance                                          $               24,000,000.00      $         24,000,000.00
         g. Class D Note Balance                                          $               24,000,000.00      $         24,000,000.00
                                                                              --------------------------         -------------------
         h. Note Balance (sum a - f)                                      $              594,106,243.76      $        575,408,528.01

    8 .  Pool Factors

         a. Class A-1 Note Pool Factor                                                        0.9543120                    0.8093684
         b. Class A-2 Note Pool Factor                                                        1.0000000                    1.0000000
         c. Class A-3 Note Pool Factor                                                        1.0000000                    1.0000000
         d. Class A-4 Note Pool Factor                                                        1.0000000                    1.0000000
         e. Class B Note Pool Factor                                                          1.0000000                    1.0000000
         f. Class C Note Pool Factor                                                          1.0000000                    1.0000000
         g. Class D Note Pool Factor                                                          1.0000000                    1.0000000
                                                                              --------------------------         -------------------
         h. Note Pool Factor                                                                  0.9901771                    0.9590142

    9 .  Overcollateralization Target Amount                                                                  $         8,668,841.33

   10 .  Current overcollateralization amount (Pool Balance - Note Balance)                                   $         2,514,227.16

   11 .  Weighted Average Coupon                                                                              %                7.95%

   12 .  Weighted Average Original Term                                                                      months            60.08

   13 .  Weighted Average Remaining Term                                                                     months            55.45

 Collections
 -----------

   14 .  Finance Charges:

         a. Collections allocable to Finance Charge                                                           $         3,906,107.46
         b. Liquidation Proceeds allocable to Finance Charge                                                  $                 0.00
         c. Purchase Amount allocable to Finance Charge                                                       $                 0.00
                                                                                                                 -------------------
         d. Available Finance Charge Collections (sum a - c)                                                  $         3,906,107.46

   15 .  Principal:
         a. Collections allocable to Principal                                                                $        16,346,540.18
         b. Liquidation Proceeds allocable to Principal                                                       $                 0.00
         c. Purchase Amount allocable to Principal                                                            $                 0.00
                                                                                                                 -------------------
         d. Available Principal Collections (sum a - c)                                                       $        16,346,540.18

   16 .  Total Finance Charge and Principal Collections (14d + 15d)                                           $        20,252,647.64

   17 .  Interest Income from Collection Account                                                              $             6,120.87

   18 .  Simple Interest Advances                                                                             $                 0.00

                                                                                                                 -------------------
   19 .  Available Collections (Ln16 + Ln17 + Ln18)                                                           $        20,258,768.51

 Required Payment Amount
 -----------------------

   20 .  Total Servicing Fee
         a. Monthly Servicing Fee                                                                             $           495,231.05
         b. Amount Unpaid from Prior Months                                                                   $                 0.00
         c. Amount Paid                                                                                       $           495,231.05
                                                                                                                 -------------------
         d. Shortfall Amount (a + b - c)                                                                      $                 0.00

   21 .  Class A Noteholder Interest Amounts
         a. Class A-1 Monthly Interest                                                                        $           108,196.71
         b. Additional Note Interest related to Class A-1 Monthly Interest                                    $                 0.00
         c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest                    $                 0.00
                                                                                                                 -------------------
         d. Total Class A-1 Note Interest (sum a - c)                                                         $           108,196.71

         e. Class A-2 Monthly Interest                                                                        $           205,800.00
         f. Additional Note Interest related to Class A-2 Monthly Interest                                    $                 0.00
         g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest                    $                 0.00
                                                                                                                 -------------------
         h. Total Class A-2 Note Interest (sum e-g)                                                           $           205,800.00

         i. Class A-3 Monthly Interest                                                                        $           253,700.00
         j. Additional Note Interest related to Class A-3 Monthly Interest                                    $                 0.00
         k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest                    $                 0.00
                                                                                                                 -------------------
         l. Total Class A-3 Note Interest (sum i-k)                                                           $           253,700.00

         m. Class A-4 Monthly Interest                                                                        $           330,025.00
         n. Additional Note Interest related to Class A-4 Monthly Interest                                    $                 0.00
         o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest                    $                 0.00
                                                                                                                 -------------------
         p. Total Class A-4 Note Interest (sum m-o)                                                           $           330,025.00

   22 .  Priority Principal Distributable Amount                                                              $                 0.00

   23 .  Class B Noteholder Interest Amount
         a. Class B Monthly Interest                                                                          $            37,500.00
         b. Additional Note Interest related to Class B Monthly Interest                                      $                 0.00
         c. Interest Due on Additional Note Interest related to Class B Monthly Interest                      $                 0.00
                                                                                                                 -------------------
         d. Total Class B Note Interest (sum a-c)                                                             $            37,500.00

   24 .  Secondary Principal Distributable Amount                                                             $                 0.00

   25 .  Class C Noteholder Interest Amount
         a. Class C Monthly Interest                                                                          $            55,000.00
         b. Additional Note Interest related to Class C Monthly Interest                                      $                 0.00
         c. Interest Due on Additional Note Interest related to Class C Monthly Interest                      $                 0.00
                                                                                                                 -------------------
         d. Total Class C Note Interest (sum a-c)                                                             $            55,000.00

   26 .  Tertiary Principal Distributable Amount                                                              $                 0.00

   27 .  Class D Noteholder Interest Amount
         a. Class D Monthly Interest                                                                          $            75,600.00
         b. Additional Note Interest related to Class D Monthly Interest                                      $                 0.00
         c. Interest Due on Additional Note Interest related to Class D Monthly Interest                      $                 0.00
                                                                                                                 -------------------
         d. Total Class C Note Interest (sum a-c)                                                             $            75,600.00

   28 .  Required Payment Amount (Sum: Ln 20 - Ln 27)                                                         $         1,561,052.76

   29 .  Regular Principal Distributable Amount                                                               $        24,852,329.92

   30 .  Unreimbursed Servicer Advances                                                                       $                 0.00

 Available Funds
 ---------------

   31 .  Available Collections                                                                                $        20,258,768.51

   32 .  Reserve Account Draw Amount                                                                          $                 0.00
                                                                                                                 -------------------

   33 .  Available Funds                                                                                      $        20,258,768.51

 Collection Account Activity
 ---------------------------

   34 .  Deposits
         a. Total Daily Deposits of Finance Charge Collections                                                $         3,906,107.46
         b. Total Daily Deposits of Principal Collections                                                     $        16,346,540.18
         c. Withdrawal from Reserve Account                                                                   $                 0.00
         d. Interest Income                                                                                   $             6,120.87
                                                                                                                 -------------------
         e. Total Deposits to Collection Account (sum a - d)                                                  $        20,258,768.51

   35 .  Withdrawals
         a. Servicing Fee and Unreimbursed Servicer Advances                                                  $           495,231.05
         b. Deposit to Note Payment Account for Monthly Note Interest/Principal                               $        19,763,537.46
         c  Deposit to Reserve Account                                                                        $                 0.00
         d  Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)            $                 0.00
                                                                                                                 -------------------
         e  Total Withdrawals from Collection Account(sum a - d)                                              $        20,258,768.51

 Note Payment Account Activity
 -----------------------------

   36 .  Deposits
         a. Class A-1 Interest Distribution                                                                   $           108,196.71
         b. Class A-2 Interest Distribution                                                                   $           205,800.00
         c. Class A-3 Interest Distribution                                                                   $           253,700.00
         d. Class A-4 Interest Distribution                                                                   $           330,025.00


         e. Class B Interest Distribution                                                                     $            37,500.00
         f. Class C Interest Distribution                                                                     $            55,000.00
         g. Class D Interest Distribution                                                                     $            75,600.00

         h. Class A-1 Principal Distribution                                                                  $        18,697,715.75
         i. Class A-2 Principal Distribution                                                                  $                 0.00
         j. Class A-3 Principal Distribution                                                                  $                 0.00
         k. Class A-4 Principal Distribution                                                                  $                 0.00
         l. Class B Principal Distribution                                                                    $                 0.00
         m. Class C Principal Distribution                                                                    $                 0.00
         n. Class D Principal Distribution                                                                    $                 0.00
                                                                                                                 -------------------

         m. Total Deposits to Note Payment Account (sum a - n)                                                $        19,763,537.46

   37 .  Withdrawals
         a. Class A-1 Distribution                                                                            $        18,805,912.46
         b. Class A-2 Distribution                                                                            $           205,800.00
         c. Class A-3 Distribution                                                                            $           253,700.00
         d. Class A-4 Distribution                                                                            $           330,025.00
         e. Class B Distribution                                                                              $            37,500.00
         f. Class C Distribution                                                                              $            55,000.00
         g. Class D Distribution                                                                              $            75,600.00
                                                                                                                 -------------------
         h. Total Withdrawals from Note Payment Account (sum a - g)                                           $        19,763,537.46

 Certificate Payment Account Activity
 ------------------------------------

   38 .  Deposits
         a. Excess Funds                                                                                      $                 0.00
         b. Reserve Account surplus                                                                           $             1,467.82
                                                                                                                 -------------------
         c  Total Deposits to Certificate Payment Account (sum a - b)                                         $             1,467.82

   39 .  Withdrawals
         a. Certificateholder Distribution                                                                    $             1,467.82
                                                                                                                 -------------------
         b. Total Withdrawals from Certificate Payment Account                                                $             1,467.82

 Required Reserve Account Amount
 -------------------------------

   40 .  Lesser of: (a or b)
         a. $3,000,000.000                                                                                    $         3,000,000.00
         b.  Note Balance                                                                                     $       575,408,528.01

   41 .  Required Reserve Account Amount                                                                      $         3,000,000.00


 Reserve Account Reconciliation
 ------------------------------

   42 .  Beginning Balance (as of Preceding Distribution Date)                                                $         3,000,000.00
   43 .  Investment Earnings                                                                                  $             1,467.82
   44 .  Reserve Account Draw Amount                                                                          $                 0.00
                                                                                                                 -------------------
   45 .  Reserve Account Amount (Ln 42 + Ln43 - Ln44)                                                         $         3,001,467.82
   46 .  Deposit from Excess Available Funds                                                                  $                 0.00
   47 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                         $             1,467.82
   48 .  Ending Balance (Ln45 + Ln46 - Ln47)                                                                  $         3,000,000.00
   49 .  Reserve Account Deficiency (Ln41 - Ln48)                                                             $                 0.00

 Instructions to the Trustee
 ---------------------------

   50 .  Amount to be deposited from the Reserve Account into the Collection Account                          $                 0.00
   51 .  Amount to be paid to Servicer from the Collection Account                                            $           495,231.05


   52 .  Amount to be deposited from the Collection Account into the Note Payment Account                     $        19,763,537.46
   53 .  Amount to be deposited from the Collection Account into the Certificate Payment Account              $                 0.00
   54 .  Amount to be deposited from the Collection Account into the Reserve Account                          $                 0.00
   55 .  Amount to be deposited from the Reserve Account into the Certificate Payment Account for
         payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve Amount          $             1,467.82
   56 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                             $        18,805,912.46
   57 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                             $           205,800.00
   58 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                             $           253,700.00
   59 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                             $           330,025.00
   60 .  Amount to be paid to Class B Noteholders from the Note Payment Account                               $            37,500.00
   61 .  Amount to be paid to Class C Noteholders from the Note Payment Account                               $            55,000.00
   62 .  Amount to be paid to Class D Noteholders from the Note Payment Account                               $            75,600.00
   63 .  Amount to be paid to Certificateholders from the Certificate Payment Account with respect to Excess
         Funds and Reserve Account surplus                                                                    $             1,467.82

 Net Loss and Delinquency Activity
 ---------------------------------

   64 .  Net Losses with respect to preceding Collection Period                                               $             7,970.34

   65 .  Cumulative Net Losses                                                                                $             7,970.34

   66 .  Cumulative Net Loss Percentage                                                                                0.0013%

   67 .  Delinquency Analysis                                                         Number of                       Principal
                                                                                        Loans                          Balance
                                                                          ----------------------------------------------------------

         a. 31 to 60 days past due                                                       150                  $         1,899,227.70
         b. 61 to 90 days past due                                                       16                   $           152,626.81
         c. 91 or more days past due                                                      0                   $                 0.00
                                                                          ----------------------------------------------------------
         d. Total (sum a - c)                                                            166                            2,051,854.51

 IN WITNESS WHEREOF, the undersigned has duly executed this certificate on December 09, 2003.

 CARMAX AUTO SUPERSTORES, INC.
 =========================================================================
 As Servicer

 By:             /s/ Keith D. Browning
            --------------------------------------------------------------

 Name:             Keith D. Browning
            --------------------------------------------------------------

 Title:         Executive Vice President and Chief Financial Officer
            --------------------------------------------------------------